Exhibit 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 31,1998, included in Newport News Shipbuilding Inc.'s Form 10-K for the year ended December 31, 1997.

We also consent to all references to our Firm in this Registration Statement.


                                          /s/ ARTHUR ANDERSEN LLP

Washington, D.C.                          ARTHUR ANDERSEN LLP
October 19, 1998